UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 21, 2003


                        American Soil Technologies, Inc.
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)


         000-22855                                          95-4780218
(Commission File Number)                       (IRS Employer Identification No.)


                  215 N. Marengo, Suite 110, Pasadena, CA 91101
                    (Address of principal executive offices)


                                 (626) 793-2435
                           (Issuer's telephone number)


                                       N/A
                   (Former name, address and telephone number)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits

         Exhibit 99.1 Press release dated February 21, 2003.


ITEM 8. CHANGE IN FISCAL YEAR.

On February 6, 2003, the Board of Directors of the Company approved a change of the Company's fiscal year end from June 30 to December 31. When the Company's current fiscal year comes to an end on June 30, 2003, the Company will file its annual report on Form 10-KSB as usual. However the period of July 1, 2003 through December 31, 2003 will be a transition period for which the Company will need to file a transitional annual report on Form 10-KSB with audited financial statements within 90 days following the end of this period. The Company will also need to file a Form 10-QSB as usual for the quarter ended September 30, 2003. Following the end of the transition period, the Company will be on track with its new fiscal year, with January 1, 2004 through December 31, 2004 constituting the Company's first full fiscal year with the new fiscal year end.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                     AMERICAN SOIL TECHNOLOGIES, INC.



                                     By:  /s/ Carl P. Ranno
                                        ---------------------------------------
                                     Its: President, Chief Executive Officer

Date: February 20, 2003